Commitments	12 Months Ended
Dec. 31, 2023
Capital commitments [abstract]
Commitments	Commitments
Capital commitments
During the year ended December 31, 2022, the Group terminated a plan to build a facility for research and development laboratory, manufacturing and office use in the Taicang High-Tech Industrial Development Zone and recognized net impairment losses on the construction in process of USD 4.7 million (see Note 12). As of December 31, 2022 and 2023, respectively, we have no capital commitments.